UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2015

AKARI THERAPEUTICS PLC

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-36288	98-1034922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Gridiron Building One Pancras Square C/O Pearl Cohen Zedek Latzer Baratz UK LLP London, N1C 4AG, United Kingdom
(Address of Principal Executive Offices and zip code)

Registrant’s telephone number, including area code +44-203-318-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On September 21, 2015, Akari Therapeutics, Plc (f/k/a Celsus Therapeutics Plc) (the “Company”), filed a Current Report on Form 8-K announcing that on September 18, 2015, the Company completed its business combination with Volution Immuno Pharmaceuticals SA, a privately held Swiss company (“Volution”), in accordance with the terms of that certain Share Exchange Agreement, dated as of July 10, 2015, by and among the Company and RPC Pharma Limited (the “Acquisition”). The Current Report on Form 8-K filed on September 21, 2015 (the “Original Form 8-K”) is incorporated herein by reference.

We hereby amend Item 9.01 of our Original Form 8-K to include financial statements of the business acquired and pro forma financial information in accordance with Items 9.01(a) and (b). In addition, we hereby amend Item 8.01 of the Original Form 8-K to include the Management Discussion and Analysis of Financial Condition and Results of Operations of Volution for the six months ended June 30, 2015 and June 30, 2014. Except as set forth in Item 8.01 and Item 9.01 below, no other changes are being made to our Original Form 8-K.

Item 8.01 Other Events.

In connection with the completion of the Acquisition, we are providing the Management Discussion and Analysis of Financial Condition and Results of Operations of Volution for the six months ended June 30, 2015 and June 30, 2014, which is filed as Exhibit 99.4 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited interim financial statements of Volution, including Volution’s unaudited condensed balance sheet as of June 30, 2015, Volution’s condensed balance sheet derived from audited financial statements as of December 31, 2014, unaudited condensed statements of operations and comprehensive loss for the six months ended June 30, 2015 and 2014, unaudited condensed statement of changes in shareholders’ equity for the six months ended June 30, 2015, unaudited condensed statements of cash flows for the six months ended June 30, 2015 and 2014 and the notes related thereto are filed as Exhibit 99.1 and are incorporated herein.

The audited financial statements of Volution, including Volution’s audited combined and consolidated balance sheets as of December 31, 2014 and 2013, combined and consolidated statements of operations and comprehensive loss for the years ended December 31, 2014 and 2013, combined and consolidated statements of changes in shareholders’ equity for the years ended December 31, 2014 and 2013, combined and consolidated statements of cash flows for the years ended December 31, 2014 and 2013, the notes related thereto and the related independent registered public accounting firm’s report are filed as Exhibit 99.2 and are incorporated herein.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company, including the unaudited pro forma combined balance sheet as of June 30, 2015, the unaudited pro forma combined statement of operations for the six months ended June 30, 2015, the unaudited pro forma combined statement of operations for the year ended December 31, 2014 and the notes related thereto are filed as Exhibit 99.3 and are incorporated herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Unaudited Interim Financial Statements of Volution Immuno Pharmaceuticals SA

Condensed Balance Sheets as of June 30, 2015 and December 31, 2014

Condensed Statements of Operations and Comprehensive Loss for the Six Months Ended June 30, 2015 and 2014

Condensed Statement of Changes in Shareholders’ Equity for the Six Months Ended June 30, 2015

Condensed Statements of Cash Flows for the Six Months Ended June 30, 2015 and 2014

Notes to Condensed Financial Statements (Unaudited)

99.2	Audited Financial Statements of Volution Immuno Pharmaceuticals SA and Affiliate

Report of Independent Registered Public Accounting Firm

Balance Sheets as of December 31, 2014 and 2013

Statements of Operations and Comprehensive Loss for the Years Ended December 31, 2014 and 2013

Statements of Changes in Shareholders’ Equity for the Years Ended December 31, 2014 and 2013

Statements of Cash Flows for the Years Ended December 31, 2014 and 2013

Notes to Financial Statements

99.3	Unaudited Pro Forma Combined Financial Statements of Akari Therapeutics, Plc (formerly Celsus Therapeutics Plc)
Balance Sheet as of June 30, 2015
Statement of Operations for the Six months Ended June 30, 2015
Statement of Operations for the Year Ended December 31, 2014
Notes to the Unaudited Pro Forma Combined Financial Statements

99.4	Management Discussion and Analysis of Financial Condition and Results of Operations of Volution for the six months ended June 30, 2015 and June 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKARI THERAPEUTICS, PLC

By:	/s/ Gur Roshwalb, M.D.
Name:	Gur Roshwalb, M.D.
Title:	Chief Executive Officer

Date: October 16, 2015

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Unaudited Interim Financial Statements of Volution Immuno Pharmaceuticals SA

Condensed Balance Sheets as of June 30, 2015 and December 31, 2014

Condensed Statements of Operations and Comprehensive Loss for the Six Months Ended June 30, 2015 and 2014

Condensed Statement of Changes in Shareholders’ Equity for the Six Months Ended June 30, 2015

Condensed Statements of Cash Flows for the Six Months Ended June 30, 2015 and 2014

Notes to Condensed Financial Statements (Unaudited)

99.2	Audited Financial Statements of Volution Immuno Pharmaceuticals SA and Affiliate

Report of Independent Registered Public Accounting Firm

Balance Sheets as of December 31, 2014 and 2013

Statements of Operations and Comprehensive Loss for the Years Ended December 31, 2014 and 2013

Statements of Changes in Shareholders’ Equity for the Years Ended December 31, 2014 and 2013

Statements of Cash Flows for the Years Ended December 31, 2014 and 2013

Notes to Financial Statements

99.3	Unaudited Pro Forma Combined Financial Statements of Akari Therapeutics, Plc (formerly Celsus Therapeutics Plc)
Balance Sheet as of June 30, 2015
Statement of Operations for the Six months Ended June 30, 2015
Statement of Operations for the Year Ended December 31, 2014
Notes to the Unaudited Pro Forma Combined Financial Statements

99.4	Management Discussion and Analysis of Financial Condition and Results of Operations of Volution for the six months ended June 30, 2015 and June 30, 2014